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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                July 22, 2002
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                      (Date of earliest event reported)


                          Commonwealth Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


      Pennsylvania                     0-27942                23-2828883
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania               19401
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(Address of principal executive                              (Zip Code)
offices)


                                (610) 313-1600
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             (Registrant's telephone number, including area code)


                                Not Applicable
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             (Former name, former address and former fiscal year,
                        if changed since last report)









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ITEM 5. OTHER EVENTS

        Included as Exhibit 99 hereto is a presentation to analysts prepared by Commonwealth Bancorp, Inc. ("Commonwealth"), which appears on Commonwealth's website, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Financial Statements.

               Not Applicable.

        (b)    Pro Forma Financial Information.

               Not Applicable.

        (c)    Exhibits:

               99            Analysts Presentation




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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMONWEALTH BANCORP, INC.



Date: July  22,  2002                       By:    /s/Charles M. Johnston
                                                   ---------------------------
                                                   Charles M. Johnston
                                                   Chief Financial Officer

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